Goodwill and Intangible Assets, net Goodwill and Intangible Assets (Intangible Amortization Schedule) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2014	$ 2,253
2015	2,253
2016	2,253
2017	2,253
2018	2,253
Thereafter	13,524
Finite-lived intangible assets, net	$ 24,789	$ 25,865	$ 19,752